Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Daniel Hart, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Virgin Orbit Holdings, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 4, 2022	/s/ Daniel Hart
Daniel Hart
Chief Executive Officer
(Principal Executive Officer)